Exhibit 10.5
Execution Version

SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT

SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT (this “Amendment”), dated as of March 23, 2023, is entered into among CVS Health Corporation, a Delaware corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement (as defined below).

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Five Year Credit Agreement, dated as of May 16, 2019, as amended by that certain First Amendment to Five Year Credit Agreement, dated as of May 16, 2022 (and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the parties hereto hereby agree as follows:

1.Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)The definition of “Aggregate Commitment Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Commitment Amount”: at any time, the sum of the Commitment Amounts of the Lenders at such time under this Agreement. The Aggregate Commitment Amount on the Second Amendment Effective Date is $2,500,000,000.

(b)The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Second Amendment Effective Date” means March 23, 2023.

(c)Section 2.6(d)(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(1)immediately after giving effect thereto, the sum of all increases in the Aggregate Commitment Amount made subsequent to the Second Amendment Effective Date pursuant to this Section 2.6(d) shall not exceed $500,000,000;

(d)Exhibit A (List of Commitments) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

2.Conditions Precedent. This Amendment shall become effective on and as of the date hereof (the “Second Amendment Effective Date”) upon satisfaction (or waiver in accordance with Section 11.1 of the Credit Agreement) of the conditions precedent set forth in this Section 2. Upon satisfaction (or waiver in accordance with Section 11.1 of the Credit Agreement) of the conditions precedent set forth in this Section

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2, the Administrative Agent shall promptly provide the Borrower and the Lenders with written confirmation that this Amendment has become effective.

(a)Counterparts of this Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower and the Lenders.

(b)Corporate Action. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date, of the Secretary or an Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all other necessary corporate action taken by the Borrower to authorize this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By Laws, (iii) setting forth the incumbency of the officer or officers of the Borrower who may sign this Amendment and the other Loan Documents, and any other certificates, requests, notices or other documents required hereunder or thereunder, and (iv) attaching a certificate of good standing of the Secretary of State of the State of Delaware.

(c)Opinions of Counsel to the Borrower. The Administrative Agent shall have received (i) an opinion of Thomas Moffatt, assistant general counsel of the Borrower, dated the Second Amendment Effective Date, in a form reasonably satisfactory to the Administrative Agent, and (ii) an opinion of Shearman & Sterling LLP, special counsel to the Borrower, dated the Second Amendment Effective Date, in a form reasonably satisfactory to the Administrative Agent.

(d)No Default and Representations and Warranties. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date, of the Senior Vice President and Treasurer of the Borrower certifying that there exists no Default and that the representations and warranties contained in this Amendment are true and correct in all material respects (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Second Amendment Effective Date), except those which are expressly specified to be made as of an earlier date.

(e)Fees. The Administrative Agent shall have received all fees and other amounts due and payable to it on the Second Amendment Effective Date, including the upfront fees payable to the Lenders, in respect of this Amendment.

(f)Due Diligence; “Know Your Customer”. (i) Each Lender shall have received such documents and information as it may have requested in order to comply with “know-your- customer” and other applicable Sanctions, anti-terrorism, anti-money laundering and similar rules and regulations and related policies, to the extent the Borrower shall have received written requests therefor at least ten (10) Domestic Business Days prior to the Second Amendment Effective Date, and (ii) at least five Domestic Business Days prior to the Second Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have delivered to each Lender that so requests a Beneficial Ownership Certification.

3.Representations and Warranties.

(a)The Borrower hereby represents and warrants as follows:

(i)The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

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(ii)This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to the availability of specific performance as a remedy.

(iii)No consent or approval of, or other action by, shareholders of the Borrower, any Governmental Authority, or any other Person (which has not already been obtained) is required to authorize in respect of the Borrower, or is required in connection with, the execution, delivery, and performance by the Borrower of this Amendment or is required as a condition to the enforceability of this Amendment against the Borrower.

(b)The Borrower represents and warrants to the Lenders that the representations and warranties of the Borrower set forth in Section 4 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects on the date hereof (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse” or similar language is true and correct (after giving effect to any qualification therein) in all respects on the date hereof), except those which are expressly specified to be made as of an earlier date.

4.Miscellaneous.

(a)Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

(b)On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

(c)Subject to Section 11.8 of the Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement.

(d)This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[signature pages follow]

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The parties have caused this Amendment to be duly executed as of the date first written above.

CVS HEALTH CORPORATION
By: /s/ Carol A. DeNale
Name: Carol A. DeNale
Title: Senior Vice President and Treasurer

[Second Amendment to 2025 Facility]

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Kyle D Harding
Name: Kyle D Harding
Title: Vice President
[Second Amendment to 2025 Facility]

BANK OF AMERICA, N.A., as an Issuer, the
Swing Line Lender and a Lender
By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Managing Director
[Second Amendment to 2025 Facility]

BARCLAYS BANK PLC, as an Issuer and a
Lender
By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Vice President
[Second Amendment to 2025 Facility]

GOLDMAN SACHS BANK USA, as an Issuer
and a Lender
By: /s/ William E. Briggs IV
Name: William E. Briggs IV
Title: Authorized Signatory
[Second Amendment to 2025 Facility]

JPMORGAN CHASE BANK, N.A., as an
Issuer and a Lender
By: /s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director
[Second Amendment to 2025 Facility]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as an Issuer and a Lender
By: /s/ Darin Mullis
Name: Darin Mullis
Title: Managing Director
[Second Amendment to 2025 Facility]

CITIBANK, N.A., as a Lender

By: /s/ Kevin Ciok
Name: Kevin Ciok
Title: Vice President
[Second Amendment to 2025 Facility]

CREDIT SUISSE AG, NEW YORK
BRANCH, as a Lender
By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory
By: /s/ Wesley Cronin
Name: Wesley Cronin
Title: Authorized Signatory
[Second Amendment to 2025 Facility]

MIZUHO BANK LTD., as a Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director
[Second Amendment to 2025 Facility]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Scott MacVicar
Name: Scott MacVicar
Title: Authorized Signatory
[Second Amendment to 2025 Facility]

TRUIST BANK, as a Lender

By: /s/ Jonathan Hart
Name: Jonathan Hart
Title: Director
[Second Amendment to 2025 Facility]

U.S. BANK NATIONAL ASSOCIATION, as
a Lender
By: /s/ Joyce P. Dorsett
Name: Joyce P. Dorsett
Title: Senior Vice President
[Second Amendment to 2025 Facility]

FIFTH THIRD BANK NATIONAL
ASSOCIATION, as a Lender
By: /s/ Todd Robinson
Name: Todd Robinson
Title: Managing Director, SVP
[Second Amendment to 2025 Facility]

MORGAN STANLEY BANK, N.A., as a
Lender
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory
[Second Amendment to 2025 Facility]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ William P. Herold
Name: William P. Herold
Title: Vice President
[Second Amendment to 2025 Facility]

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender
By: /s/ Cindy Hwee
Name: Cindy Hwee
Title: Director
[Second Amendment to 2025 Facility]

THE BANK OF NEW YORK MELLON, as a
Lender
By: /s/ Luke Daly
Name: Luke Daly
Title: Vice President
[Second Amendment to 2025 Facility]

BANK OF CHINA, NEW YORK BRANCH,
as a Lender
By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President
[Second Amendment to 2025 Facility]

INDUSTRIAL AND COMMERCIAL BANK
OF CHINA LIMITED, NEW YORK
BRANCH, as a Lender
By: /s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director
By: /s/ Lindsay Du
Name: Lindsay Du
Title: Director
[Second Amendment to 2025 Facility]

KEYBANK NATIONAL ASSOCIATION, as
a Lender
By: /s/ Marianne T. Meil
Name: MARIANNE T MEIL
Title: SR. VICE PRESIDENT
[Second Amendment to 2025 Facility]

TD BANK, N.A., as a Lender
By: /s/ Bernadette Collins
Name: Bernadette Collins
Title: Authorized Signatory
[Second Amendment to 2025 Facility]

EXHIBIT A
LIST OF COMMITMENTS

Lender	Commitment Amount	Letter of Credit Commitment	Commercial Letter of Credit Commitment
Bank of America, N.A.	$198,000,000	$50,000,000	$50,000,000
Barclays Bank PLC	$198,000,000	$50,000,000	$0
Goldman Sachs Bank USA	$198,000,000	$50,000,000	$0
JPMorgan Chase Bank, N.A.	$198,000,000	$50,000,000	$50,000,000
Wells Fargo Bank, National Association	$198,000,000	$50,000,000	$50,000,000
Citibank, N.A.	$142,000,000
Credit Suisse AG, New York Branch	$142,000,000
Mizuho Bank, Ltd.	$142,000,000
Royal Bank of Canada	$142,000,000
Truist Bank	$142,000,000
U.S. Bank National Association	$142,000,000
Fifth Third Bank, National Association	$92,000,000
Morgan Stanley Bank, N.A.	$92,000,000
PNC Bank, National Association	$92,000,000
Sumitomo Mitsui Banking Corporation	$92,000,000
The Bank of New York Mellon	$74,000,000
Bank of China, New York Branch	$54,000,000
Industrial and Commercial Bank of China Limited, New York Branch	$54,000,000
KeyBank National Association	$54,000,000
TD Bank, N.A.	$54,000,000
TOTAL	$2,500,000,000	$250,000,000	$150,000,000

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